Exhibit 10.11
Defeasance Assignment, Assumption And Release Agreement
     THIS DEFEASANCE ASSIGNMENT, ASSUMPTION AND RELEASE AGREEMENT, dated as of November 18, 2005 (this “Agreement”) made by and among CASA MUNRAS HOTEL PARTNERS, L.P., a California limited partnership (“Pledgor”), NEWCSFBMSC 98-PS2 LLC, a Delaware limited liability company (“Successor Borrower”), U.S. BANK NATIONAL ASSOCIATION, successor-in-interest to State Street Bank and Trust Company, as Trustee under the Pooling and Servicing Agreement, dated as of October 1, 1998 (the “Pooling and Servicing Agreement”), for the Registered Holders of Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 1998-PS2 and as secured party (“Pledgee”), GMAC COMMERCIAL MORTGAGE CORPORATION, successor-in-interest to AMRESCO Services, L.P., as Servicer (“Servicer”) under the Pooling and Servicing Agreement, and, for the sole purpose of acknowledging the transactions effected by this Agreement, WELLS FARGO BANK, N.A., as Securities Intermediary and Custodian (“Intermediary”).
Recitals:
     A. On or about June 12, 1998, AMRESCO Capital, L.P., a Delaware limited partnership (“Original Lender”) advanced to Pledgor the original principal amount of $7,000,000.00 (the “Loan”).
     B. The Loan is evidenced by that certain Fixed Rate Note [With Defeasance and Lockbox Provisions] dated as of June 12, 1998 from Pledgor to Original Lender (the “Note”).
     C. The Loan and Note are secured by that certain Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing dated as of June 12, 1998, executed by Pledgor in favor of Original Lender (the “Mortgage”) granting to Original Lender, among other things, a lien on the real property described in said Mortgage (the “Real Property”). The Loan is further evidenced or secured by various other documents executed by Pledgor and others in favor of Original Lender (collectively, with the Note and the Mortgage, the “Loan Documents”).
     D. Original Lender assigned all of its right, title and interest in the Loan, and the Loan Documents to Pledgee.
     E. Pursuant to the Loan Documents, Pledgor has directed Pledgee to release the lien of the Mortgage on the Real Property upon Pledgor’s defeasance of the Loan.
     F. Pursuant to the Loan Documents, it is a condition precedent to Pledgee’s obligation to release the lien of the Mortgage on the Real Property that Pledgor grant a security interest in the Pledged Collateral (as defined in the Security Agreement) to Pledgee to secure the payment and performance in full when due of all amounts payable under the Loan Documents.
     G. Pledgor is the legal and beneficial owner of the securities listed in Exhibit A hereto (collectively, the “Securities”), and, pursuant to the Loan Documents, and as a condition precedent to Pledgee’s obligation to release its lien of the Mortgage on the Real

Property, Pledgor has granted to Pledgee, pursuant to a certain Defeasance Pledge and Security Agreement of even date herewith among Pledgor, Pledgee and Intermediary (the “Security Agreement”), a security interest in the Securities and the proceeds thereof to secure the payment and performance in full when due of all amounts payable under the Loan Documents.
     H. In connection with the Security Agreement, Pledgor, Pledgee, Intermediary and Servicer have entered into a certain Defeasance Account Agreement of even date herewith (the “Account Agreement”), pursuant to which Intermediary has established and will maintain an account to hold the Pledgor’s interest in the Securities and other collateral.
     I. In connection with the release of the Real Property from the lien of the Mortgage pursuant to the Loan Documents, Pledgor is required or permitted to transfer and assign all obligations, rights and duties under and to the Note and the other Defeasance Documents (as defined in the Security Agreement), together with its interest in the Pledged Collateral (as defined in the Security Agreement), to a successor entity established or designated in accordance with the Loan Documents.
     J. Successor Borrower has been established or designated to be the successor entity to assume Pledgor’s rights and obligations under the Defeasance Documents, and the Servicer, acting on behalf of the Pledgee, has approved Successor Borrower to be the successor entity to assume the Pledgor’s rights and obligations under the Defeasance Documents.
     K. Pledgor desires to (i) obtain the release of the Real Property from the lien of the Mortgage, (ii) transfer its rights and obligations under the Defeasance Documents to Successor Borrower and (iii) obtain a release of its rights and obligations under the Defeasance Documents and the other Loan Documents to the extent provided herein, and Successor Borrower desires to assume Pledgor’s rights and obligations under the Defeasance Documents and acquire Pledgor’s interest in the Pledged Collateral.
     NOW, THEREFORE, in consideration of the mutual covenants and promises of the parties hereto and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:
     Section 1. Definitions.
     Each capitalized term used and not defined herein shall have the meaning assigned to such term in the Security Agreement.
     Section 2. Assignment of Secured Obligations and Securities.
     Pledgor hereby sells, transfers and assigns to Successor Borrower, effective as of the date hereof, (a) the Secured Obligations including all obligations, rights and duties in, to and under, and subject to the terms of, the Defeasance Documents, and (b) all of Pledgor’s right, title and interest in and to the Pledged Collateral, subject to the terms of the Defeasance Documents and to the rights of the Pledgee and the obligations of the Intermediary pursuant to the Security Agreement and the Account Agreement.
     Section 3. Assumption of Loan Obligations.

     Successor Borrower, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, hereby assumes, and agrees to be bound by and to perform each of the Secured Obligations and all other covenants, agreements, representations and warranties of Pledgor under the Note, the Security Agreement, the Account Agreement and the Modification, Waiver and Consent, first arising or accruing on or after the date of the transfer of the Pledged Collateral to Successor Borrower, provided however, Successor Borrower shall not assume any obligations (i) under Section 4 of the Security Agreement (with respect to the Securities transferred to Successor Borrower on the date hereof), (ii) under Section 6 of the Security Agreement to the extent that such obligations are to have been fully performed by Pledgor or parties other than Successor Borrower prior to transfer of the Securities to Successor Borrower, (iii) [Intentionally Omitted], (iv) that may arise as a result of the Pledgor’s failure to effect the initial perfection of Pledgee’s interest in the Pledged Collateral prior to the transfer of the Pledged Collateral to Successor Borrower, (v) that may arise as a result of any misrepresentation or misstatement made by Pledgor in any of the Defeasance Documents or otherwise made by Pledgor in connection with the defeasance transaction contemplated under this Agreement or (vi) arising under the Note or other Loan Documents (to the extent that such Loan Documents may be incorporated in the Note), which relate to the use or operation of the Real Property or which are otherwise materially similar to or which conflict with any express covenants or obligations assumed by the Successor Borrower under the other Defeasance Documents; and further provided however that, except as otherwise expressly provided herein, Successor Borrower shall be liable to Pledgee only to the extent of the Pledged Collateral, and Pledgee shall have no recourse against, and Pledgee shall not enforce any monetary judgment against, assets of Successor Borrower other than the Pledged Collateral, with respect to the Secured Obligations, except that Successor Borrower shall be required to advance funds to cover any shortfall if at any time the funds available in the Pledged Collateral Account are insufficient to pay amounts then due with respect to the Secured Obligations and such shortfall is a result of (i) any action or failure to act by Successor Borrower in violation of its obligations under the Note, the Security Agreement or the Account Agreement or (ii) the delivery of insufficient collateral by Pledgor that causes the funds available in the Pledged Collateral Account to be insufficient to pay scheduled debt service under the Note. Except as specified herein, nothing herein is intended to limit or restrict Pledgee’s rights or remedies with respect to the Pledged Collateral. Notwithstanding the foregoing, Successor Borrower shall be personally liable for all claims, demands, liabilities, deficiencies, losses, damages, judgments, costs, and expenses, including without limitation reasonable attorneys fees and costs of collection incurred, suffered or paid by Pledgee as a result of:
     (i) any representation, warranty or certification made by or on behalf of Successor Borrower for the benefit of Pledgee in any Defeasance Document (or in any modification or supplement thereto), or in any certificate, report, financial statement or other item furnished to Pledgee in connection with this transaction having been false or misleading in any material respect as of the time made or furnished;
     (ii) the Pledged Collateral or any part thereof or interest therein becoming subject to any security interest, pledge, covenant, lien, or other encumbrance whether junior or senior to the interest of Pledgee as a result of actions of Successor Borrower;

     (iii) the Pledged Collateral or any part thereof or interest therein being sold, assigned, transferred, conveyed or otherwise disposed of, or becoming the subject of any attempted sale, assignment, transfer or conveyance, by Successor Borrower, subject to the setoff terms of Section 4(e) of the Account Agreement following payment of the Loan;
     (iv) any of the Events of Default described in subsections (iv) through (xi) of Section 9(a) of the Security Agreement shall occur as a result of actions of Successor Borrower or circumstances relating to Successor Borrower;
     (v) Successor Borrower’s failure at any time to be a Single Purpose Entity in good standing in the jurisdiction of its formation and primary place of business; or
     (vi) Successor Borrower’s failure to immediately deposit into the Pledged Collateral Account an amount sufficient to pay any shortfall as required pursuant to this Section 3.
     Successor Borrower’s assumption of the obligations of Pledgor as set forth above under the Defeasance Documents is limited to those obligations arising on and after the date hereof, except that Successor Borrower expressly assumes liability under the Note for interest accruing on the Loan from the first day of the interest accrual period in which the defeasance contemplated herein occurs, which shall be paid from Pledged Collateral deposited by the Pledgor into the Pledged Collateral Account in accordance with the provisions of the Account Agreement. In addition to the Pledgee’s rights under the Defeasance Documents, Successor Borrower hereby grants to Pledgee and Servicer a power of attorney to file, at Successor Borrower’s cost, any franchise or other administrative filings which may be required to maintain Successor Borrower’s good standing and legal existence in the event Successor Borrower fails to do so and such failure continues for thirty (30) days after written notice.
     In addition to any other remedies that the Pledgee may have under the Defeasance Documents, in the event of the failure of the Successor Borrower to maintain its status as a Single Purpose Entity in good standing, the Successor Borrower’s failure to file all required tax returns and pay all taxes that it owes or the Successor Borrower’s failure to file all forms and documents required to maintain its separate legal existence, in each case, which failure shall continue for thirty (30) days after written notice, Successor Borrower hereby agrees to the assumption of the Loan by, and the transfer of the Pledged Collateral to, a Single Purpose Entity designated by Pledgee and hereby appoints Pledgee and Servicer as attorneys-in-fact with power of attorney to affect such transfer and assumption.
     Notwithstanding anything to the contrary set forth in this Section 3, Pledgee agrees that it shall have no recourse for any claims, demands, liabilities, deficiencies, losses, damages, judgments, costs and expenses, including, without limitation, legal fees and expenses, under this Section 3 or otherwise under the Defeasance Documents against any securities (other than the Pledged Collateral) of the Successor Borrower that have been pledged to Pledgee pursuant to any other Defeasance Transaction until the defeased promissory note related to such securities has been repaid in full in accordance with its terms.

     Section 4. Acknowledgment of Pledgee.
     Subject to satisfaction, or written waiver, of all conditions to defeasance set forth in the Loan Documents, Pledgee hereby recognizes the transfer of Pledgor’s rights in the Pledged Collateral and rights and obligations under the Defeasance Documents to Successor Borrower and the assumption in accordance with Section 3 above of Pledgor’s rights in the Pledged Collateral and rights and obligations under the Defeasance Documents by Successor Borrower.
     Section 5. Release of Pledgor.
     Subject to satisfaction, or written waiver, of all conditions to defeasance set forth in the Loan Documents and, if applicable, confirmation from each of the Rating Agencies that the transactions contemplated by the Defeasance Documents will not result in a downgrade, qualification or withdrawal of the current rating of any of the Certificates or satisfaction of the criteria for defeasances established by each of the Rating Agencies, Pledgee shall promptly release the Real Property from the lien of the Mortgage, and hereby releases and discharges Pledgor from all claims, liabilities and obligations under the Loan Documents and the Defeasance Documents related to events first occurring or arising after the transfer of the Pledged Collateral to Successor Borrower, provided, however, Pledgor shall not be released from liability for any loss or damages suffered, or expenses incurred, by Pledgee, Intermediary or Successor Borrower as a result of or established pursuant to a claim, liability or obligation:
     (i) arising from Pledgor’s obligations under Sections 4, 5 or 6 of the Security Agreement that have not been expressly assumed by Successor Borrower under this Agreement;
     (ii) with respect to any representation, warranty or certification of Pledgor under the Defeasance Documents or the Loan Documents or in any certificate, report, financial statement or other item delivered by or on behalf of Pledgor in connection therewith that proves to have been false or misleading in any material respect when made or delivered;
     (iii) arising as a result of the transfer of, or creation and perfection of the first priority lien on, the Pledged Collateral being deemed void or voidable for any reason whatsoever or any other payment made by Pledgor in respect of amounts due under the Loan Documents on or prior to the date hereof being recovered from the Pledgee by Pledgor, its creditors, or any other person for any reason whatsoever;
     (iv) for any other failure to pledge the Pledged Collateral to Pledgee or take any action necessary to effect the initial first priority perfection of Pledgee’s security interest therein or to effectively transfer the Pledged Collateral to Successor Borrower in accordance with the Defeasance Documents;
     (v) arising under the indemnity obligations (including any environmental indemnity agreement) or any other obligations in the Defeasance Documents and the Loan Documents that, by their terms, survive the release of the lien of the Mortgage;

     (vi) Intentionally omitted; or
     (vii) arising as a result of an Event of Default under the Security Agreement that results from circumstances relating to Pledgor, or actions of Pledgor, included in subsections (iii) through (vi) and (xi) of Section 9(a) of the Security Agreement.
Without limiting any other remedies Pledgee may have, upon any Event of Default arising under the Defeasance Documents or the Loan Documents from any breach, act or omission of Pledgor prior to the date hereof, Pledgee shall be entitled to enforce all of its remedies set forth in the Defeasance Documents and the Loan Documents against Pledgor. Except as expressly set forth in this Agreement, Pledgee hereby releases Pledgor from its obligations under the Loan Documents and the Defeasance Documents. Pledgee hereby further authorizes and directs Pledgor to file a release or termination of any UCC financing statement filed in connection with the Loan reflecting Pledgor as Debtor and Pledgee or Original Lender as Secured Party. Pledgor agrees to file any such release or termination.
     Section 6. Release of Pledgee and Servicer.
     Pledgor hereby covenants and agrees that: (i) from and after the date hereof, Pledgee and Servicer may deal solely with Successor Borrower in all matters relating to the Loan; (ii) Pledgee and Servicer have no further duty or obligation of any nature relating to the Loan or the Loan Documents or the Defeasance Documents to Pledgor; and (iii) it hereby releases Pledgee and Servicer, and each of their predecessors in interest, together with all officers, directors, employees and agents of each of the foregoing, from all claims, causes of action and liabilities relating directly or indirectly to the Loan, the Real Property, the Loan Documents and the closing of the defeasance transaction contemplated by the Defeasance Documents, arising on or prior to the date hereof, including any and all claims arising from or relating to negotiations, demands, requests or exercise of remedies in connection with the Loan and the closing of the defeasance transaction contemplated by the Defeasance Documents.
     Section 7. Representations and Warranties.
          (a) Pledgor represents and warrants to the other parties hereto that, as of the date hereof:
     (i) all principal, interest and other amounts due and payable on or before the date hereof under the Note and the other Defeasance Documents and Loan Documents have been paid;
     (ii) no non-monetary default has occurred and is continuing under any of the Defeasance Documents or Loan Documents beyond any applicable grace or notice period;
     (iii) the fair market value of the Real Property is greater than the face amount of the Securities;

     (iv) Pledgor has not incurred any indebtedness other than the Loan and any other indebtedness permitted under the Loan Documents;
     (v) The pledge of the Securities to Pledgee and transfer of the Securities to Successor Borrower are not done in contemplation of insolvency or bankruptcy or with an intent to hinder, delay or defraud any of Pledgor’s creditors;
     (vi) Pledgor is not insolvent immediately before signing this Agreement and is not being rendered insolvent by the pledge of the Securities to Pledgee and transfer of the Securities to Successor Borrower;
     (vii) The assets owned by Pledgor immediately after giving effect to the pledge of the Securities to Pledgee and transfer of the Securities to Successor Borrower represent an amount of capital that is not unreasonably small for the business in which Pledgor is engaged, and Pledgor does not intend to engage in any other business for which such capital would be unreasonably small;
     (viii) At the time of the pledge of the Securities to Pledgee and transfer of the Securities to Successor Borrower, Pledgor does not intend to, or believe that it will, incur debts that would be beyond its ability to pay as such debts mature;
     (ix) The proceeds of the Securities (without regard to reinvestment income) will be sufficient to make all payments required under the Defeasance Documents, including all amounts required under Section 4(e) of the Account Agreement;
     (x) The Loan Documents do not contain provisions requiring Pledgor to make any scheduled payments that by their terms would be payable on or after the date of the defeasance transaction contemplated herein, other than scheduled payments of principal and interest under the Note, including annual surveillance fees of rating agencies or servicing or trustees fees with respect to securitization of the Loan, except such payments as have been specifically identified by Pledgor and either (a) expressly assumed by Successor Borrower under the Defeasance Documents, or (b) paid in full in advance by Pledgor in connection with the closing of the defeasance transaction contemplated herein.
(b) Successor Borrower represents and warrants to the other parties hereto, and hereby covenants for the benefit of such parties, that:
     (i) Successor Borrower is a limited liability company, duly organized, validly existing and in good standing under the laws of the State of Delaware. The Successor Borrower has all requisite power and authority to carry on its business as now conducted and as proposed to be conducted, and to enter into and perform its obligations under this Agreement and the other Defeasance Documents;

     (ii) the execution and delivery of this Agreement, the assumption of the Pledgor’s obligations under the Security Agreement and the Account Agreement, and performance of all of Successor Borrower’s obligations thereunder have been duly authorized by all necessary and appropriate action of Successor Borrower;
     (iii) no consent or approval of any person, entity, or governmental authority is required with respect to the execution and delivery of this Agreement by Successor Borrower or the consummation by Successor Borrower of the transactions contemplated thereby or the performance by Successor Borrower of its obligations under this Agreement and the other Defeasance Documents, except such consents or approvals as have already been obtained;
     (iv) this Agreement, the Security Agreement and the Account Agreement are the legal, valid and binding obligations of the Successor Borrower, enforceable against the Successor Borrower in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws of general applicability affecting the enforcement of creditors’ rights;
     (v) The principal place of business of Successor Borrower is located at 1801 California Street, Suite 3700, Denver, Colorado 80202, Attention: NEWCSFBMSC 98-PS2 LLC; telephone: 303-293-8500, facsimile: 303-291-5854 and Successor Borrower’s taxpayer identification number is 42-1590559;
     (vi) the principal place of business of Successor Borrower has been located at the above address and Successor Borrower has not changed its name for at least twelve (12) months prior to the date hereof or, if it has been formed within such 12-month period, since its formation; Successor Borrower shall not establish a new location for its principal place of business, change its name, or change its jurisdiction of organization until (A) it has given Pledgee not less than 30 days’ prior written notice of its intention to do so, clearly describing the new location, name or jurisdiction, and (B) it has provided Pledgee with any information regarding the new location, name or jurisdiction of organization as Pledgee may request; if Successor Borrower intends establish a new location for its principal place of business, change its name or change its jurisdiction of organization, Successor Borrower shall cooperate with Pledgee in taking all action required by Pledgee to maintain perfection, priority and validity of the lien of Pledgee in the Pledged Collateral granted by the Security Agreement;
     (vii) Successor Borrower has no notice or knowledge of any adverse claim, lien or encumbrance with respect to the Pledged Collateral;
     (viii) Successor Borrower is, has been since the date of its formation, and shall at all times continue to be, a Single Purpose Entity;

     (ix) Successor Borrower shall not transfer, pledge or encumber, or permit to be transferred, pledged or encumbered any direct interest in Successor Borrower or more than a 49% indirect interest in Successor Borrower (or any direct or indirect interest in its manager or managing member) without rating agency approval; provided, however, that in the case of a transfer of more than a 49% indirect interest in Successor Borrower, if interests in such transferor are traded on a nationally recognized public exchange, rating agency approval of such transfer shall not be required in connection with an acquisition by or merger with a transferee that also is traded on a nationally recognized public exchange;
     (x) Successor Borrower is not insolvent immediately before signing this Agreement; and
     (xi) At the time of pledge of the Securities to the Pledgee and transfer of the Securities to Successor Borrower, Successor Borrower does not intend to, or believe that it will, incur debts that would be beyond its ability to pay as such debts mature.
   (c) Intermediary hereby acknowledges and confirms that any fees and expenses related to investments or wire transfers from the Pledged Collateral Account or the Successor Borrower are included in the fees already paid to Intermediary.
     Section 8. Conditions to Defeasance.
     Subject to the Modification, Waiver and Consent of even date herewith between Pledgor and Pledgee (the “Waiver”), Pledgor represents, warrants and covenants that it has satisfied the conditions set forth in the defeasance provisions of the Loan Documents to effectuate the release of the Real Property from the lien of the Mortgage and the defeasance of the Loan on the date hereof, or such conditions have been waived in writing by Pledgee. Pledgor will deliver on the date hereof a Certificate, and Pledgor acknowledges that Successor Borrower will rely on such Certificate and on the representations set forth herein as a condition to entering into this Agreement. Pledgor further acknowledges and agrees that all proceeds from the Pledged Collateral in excess of amounts due under the Defeasance Documents will be used to pay the reasonable expenses of the Successor Borrower in making the payments due under the Defeasance Documents and managing its obligations under the Defeasance Documents and any balance will be the sole property of Successor Borrower.
     Section 9. Modifications.
     This Agreement may not be amended, modified or otherwise changed in any manner, except by a writing executed by all of the parties to this Agreement. Notwithstanding the foregoing, from and after the date hereof, any new agreement pertaining to the Loan and any amendment, modification or extension of the Defeasance Documents may be made solely by Successor Borrower and Pledgee and shall not require the consent or execution of Pledgor. No such changes will increase Pledgor’s obligations under the Loan Documents and the Defeasance Documents that continue after the date of this Agreement as set forth in Section 5 above.

     Section 10. Approvals.
     Pledgor and Successor Borrower each hereby represents and warrants to Pledgee, with respect to itself, that such entity has obtained any and all third-party approvals and consents required to be obtained in connection with the execution and delivery of this Agreement and the performance of such entity’s obligations hereunder.
     Section 11. Successors and Assigns.
     This Agreement applies to, inures to the benefit of, and binds all parties hereto, their heirs, legatees, devisees, administrators, executors, and permitted successors and assigns.
     Section 12. GOVERNING LAW; VENUE.
     THIS AGREEMENT AND ALL RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE, INCLUDING THE UNIFORM COMMERCIAL CODE AS ADOPTED IN THE STATE BUT OTHERWISE WITHOUT REGARD TO LAWS OF THE STATE CONCERNING CONFLICTS OF LAWS OR CHOICE OF FORUM.
     PLEDGOR, PLEDGEE, SUCCESSOR BORROWER, SERVICER AND INTERMEDIARY HEREBY IRREVOCABLY SUBMIT TO PERSONAL JURISDICTION IN THE STATE AND TO THE NON EXCLUSIVE JURISDICTION OF ANY NEW YORK STATE OR FEDERAL COURT SITTING IN THE CITY OF NEW YORK OVER ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT. JURISDICTION AND VENUE OF ANY ACTION BROUGHT TO ENFORCE THIS AGREEMENT OR ANY OTHER DEFEASANCE DOCUMENT OR ANY ACTION RELATING TO THE TRANSACTIONS CONTEMPLATED HEREBY OR THE RELATIONSHIPS CREATED BY OR UNDER THE DEFEASANCE DOCUMENTS (“ACTION”) SHALL, AT THE ELECTION OF PLEDGEE, BE IN (AND IF ANY ACTION IS ORIGINALLY BROUGHT IN ANOTHER VENUE, THE ACTION SHALL AT THE ELECTION OF PLEDGEE BE TRANSFERRED TO) A STATE OR FEDERAL COURT OF APPROPRIATE JURISDICTION LOCATED IN THE STATE. PLEDGOR, PLEDGEE, SUCCESSOR BORROWER, SERVICER AND INTERMEDIARY HEREBY CONSENT AND SUBMIT TO THE PERSONAL JURISDICTION OF THE COURTS OF THE STATE AND OF FEDERAL COURTS LOCATED IN THE STATE IN CONNECTION WITH ANY ACTION AND HEREBY WAIVE ANY AND ALL PERSONAL RIGHTS UNDER THE LAWS OF ANY OTHER STATE TO OBJECT TO JURISDICTION WITHIN THE STATE FOR PURPOSES OF ANY ACTION. PLEDGOR, PLEDGEE, SUCCESSOR BORROWER, SERVICER AND INTERMEDIARY HEREBY WAIVE AND AGREE NOT TO ASSERT, AS A DEFENSE TO ANY ACTION OR A MOTION TO TRANSFER VENUE OF ANY ACTION, (I) ANY CLAIM THAT IT IS NOT SUBJECT TO SUCH JURISDICTION; (II) ANY CLAIM THAT ANY ACTION MAY NOT BE BROUGHT AGAINST IT OR IS NOT MAINTAINABLE IN THOSE COURTS OR THAT THIS AGREEMENT MAY NOT BE ENFORCED IN OR BY THOSE COURTS, OR THAT IT IS EXEMPT OR IMMUNE FROM

EXECUTION; (III) THAT THE ACTION IS BROUGHT IN AN INCONVENIENT FORUM; OR (IV) THAT THE VENUE FOR THE ACTION IS IN ANY WAY IMPROPER.
     Section 13. Entire Agreement.
     This Agreement and the other agreements referred to herein constitute all of the agreements among the parties relating to the matters set forth herein and supersede all other prior or concurrent oral or written letters, agreements or understandings with respect to the matters set forth herein.
     Section 14. Full Force and Effect.
     Except as modified by this Agreement and the other Defeasance Documents, the Loan Documents shall remain unchanged and in full force and effect.
     Section 15. Counterparts.
     This Agreement may be signed in any number of counterparts by the parties hereto, all of which taken together shall constitute one and the same instrument.
     Section 16. WAIVER OF TRIAL BY JURY.
     PLEDGOR, PLEDGEE, SUCCESSOR BORROWER, SERVICER AND INTERMEDIARY EACH HEREBY AGREES NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND WAIVES ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER MAY EXIST WITH REGARD TO THIS AGREEMENT OR ANY DOCUMENT RELATED THERETO, OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY PLEDGOR, PLEDGEE, SUCCESSOR BORROWER, SERVICER AND INTERMEDIARY AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH A RIGHT TO TRIAL BY JURY WOULD OTHERWISE ACCRUE. PLEDGOR, PLEDGEE, SUCCESSOR BORROWER, SERVICER AND INTERMEDIARY EACH IS HEREBY AUTHORIZED TO FILE A COPY OF THIS SECTION IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER BY EACH OTHER.
     Section 17. Notices.
     All notices or other communications hereunder shall be given in accordance with Section 14 of the Security Agreement, and shall be sent to Successor Borrower and Servicer at the following addresses:

Successor Borrower:	NEWCSFBMSC 98-PS2 LLC
1801 California Street, Suite 3700,
Denver, Colorado 80202

Servicer:	GMAC Commercial Mortgage Corporation

200 Witmer Road Horsham,
Pennsylvania 19044
Attention: CSFB Series 1998-PS2 Servicing
(Signatures On Following Page)

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

Pledgor:

CASA MUNRAS HOTEL PARTNERS, L.P., a California limited partnership

By:	Casa Munras GP, LLC, a California limited liability company, its general partner

	By:	/s/ JOHN F. ROTHMAN

John F. Rothman
Managing Member
(Signatures Continue On Following Page)

Successor Borrower:

NEWCSFBMSC 98-PS2 LLC, a Delaware limited liability company

By:	Newman SB Holding Co. LLC, a Delaware limited liability company, its Sole Member

	By:	GMAC Commercial Holding Capital Corp., a Colorado corporation, its Sole Member

		By:	/s/ D. CHEUNG

Name:

Title:

(Signatures Continue On Following Page)

Pledgee:

U.S. BANK NATIONAL ASSOCIATION, successor-in-interest to State Street Bank and Trust Company, as Trustee under the Pooling and Servicing Agreement, dated as of October 1, 1998, for the Registered Holders of Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 1998-PS2

By:	GMAC Commercial Mortgage Corporation, successor-in-interest to AMRESCO Services, L.P., as Servicer

	By:	/s/ JILLIAN M. BRITTIN

Name: Jillian M. Brittin
Title: Vice President

Servicer:

GMAC COMMERCIAL MORTGAGE CORPORATION

	By:	/s/ JILLIAN M. BRITTIN

Name: Jillian M. Brittin
Title: Vice President
(Signatures Continue On Following Page)

WELLS FARGO BANK, N.A., in its capacity as Securities Intermediary and Custodian (as defined in the Security Agreement) with respect to the Pledged Collateral, hereby acknowledges the terms and conditions of, and the transactions effected by, this Agreement, as of the date first above written.

WELLS FARGO BANK, N.A.

By:	/s/ KENNETH HOFFMAN

Name: Kenneth Hoffman
Title: Assistant Vice President

EXHIBIT A
Securities Schedule